SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 20, 2015

Datasea Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-202071	45-2019013
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

1350 Rose Glen Road, Gladwyne, PA 19035

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

(484) 417-6665

(ISSUER TELEPHONE NUMBER)

Rose Rock Inc.

(FORMER NAME AND ADDRESS)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 20, 2015, the Board of Directors of Datasea Inc. (the “Company”) amended the bylaws of the Company, effective immediately, to incorporate certain provisions which provide indemnification for officers, directors, and other persons and waive the application of Section 78.378 to Section 78.379 of the Nevada Revised Statutes to the Company or to an acquisition of a controlling interest in the Company specifically by types of its existing or future stockholders, whether or not identified. A copy of the bylaws, as amended, is attached as Exhibit 3.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description
Exhibit 3.1	Bylaws of the Company, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 24, 2015	Rose Rock Inc.
	By:	/s/ Xingzhong Sun
President, Chief Executive Officer, Treasurer and Secretary